UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 8, 2013

Summit Midstream Partners, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35666	45-5200503
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

2100 McKinney Avenue
Suite 1250
Dallas, Texas 75201
(Address of principal executive offices) (Zip Code)

Registrants’ telephone number, including area code: (214) 242-1955

Not applicable.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
On June 5, 2013, Summit Midstream Partners, LP (the “Partnership”) filed a Current Report on Form 8-K in connection with its acquisition of certain associated natural gas gathering assets that serve exploration and production customers in the Bakken Shale Play in Mountrail and Burke counties in North Dakota (“Bison Midstream”) from a wholly owned subsidiary of Summit Midstream Partners, LLC (“Summit Investments”). Prior to the Partnership's acquisition of Bison Midstream, on February 15, 2013, Summit Investments acquired Bear Tracker Energy, and carved out the Bison Gas Gathering System in connection with its sale to the Partnership. The Partnership is filing this Current Report on Form 8-K to provide certain unaudited pro forma condensed combined financial information for the nine months ended September 30, 2013 (filed herewith as Exhibit 99.1).
Item 9.01 Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
99.1	Summit Midstream Partners, LP Unaudited Pro Forma Condensed Combined Financial Statements for the nine months ended September 30, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Summit Midstream Partners, LP
(Registrant)

	By:	Summit Midstream GP, LLC (its general partner)

Date: November 8, 2013	/s/ Matthew S. Harrison
Matthew S. Harrison, Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Summit Midstream Partners, LP Unaudited Pro Forma Condensed Combined Financial Statements for the nine months ended September 30, 2013

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